Debt and Capital Lease Obligations	12 Months Ended
Jan. 31, 2018
Debt Disclosure [Abstract]
Debt and Capital Lease Obligations
Debt and Capital Lease Obligations
Debt and capital lease obligations consisted of the following:

	January 31,
(in thousands)	2018	2017
Revolving credit facility	$77,000	$177,500
Senior Notes	227,000	227,000
2015 VIE Asset-backed Class A Notes	—	12,166
2015 VIE Asset-backed Class B Notes	—	165,900
2016-A VIE Asset-backed Class A Notes	—	64,732
2016-A VIE Asset-backed Class B Notes	—	70,510
2016-A VIE Asset-backed Class C Notes	—	70,510
2016-B VIE Asset-backed Class A Notes	—	256,513
2016-B VIE Asset-backed Class B Notes	73,589	111,960
2017-A VIE Asset-backed Class A Notes	59,794	—
2017-A VIE Asset-backed Class B Notes	106,270	—
2017-A VIE Asset-backed Class C Notes	50,340	—
2017-B VIE Asset-backed Class A Notes	292,663	—
2017-B VIE Asset-backed Class B Notes	132,180	—
2017-B VIE Asset-backed Class C Notes	78,640	—
Capital lease obligations	4,949	2,393
Total debt and capital lease obligations	1,102,425	1,159,184
Less:
Discount on debt	(2,527)	(3,089)
Deferred debt issuance costs	(8,886)	(10,853)
Current maturities of capital lease obligations	(907)	(849)
Long-term debt and capital lease obligations	$1,090,105	$1,144,393

Future maturities of debt, excluding capital lease obligations and the annual payments contractually required on the ABS notes, as of January 31, 2018 are as follows:

(in thousands)
Year ended January 31,
2019	$—
2020	210,383
2021	398,933
2022	182,520
2023	305,640
Total	$1,097,476

Senior Notes. On July 1, 2014, we issued $250.0 million of unsecured Senior Notes due July 2022 bearing interest at 7.25%, (the "Senior Notes") pursuant to an indenture dated July 1, 2014 (as amended, the "Indenture"), among Conn's, Inc., its subsidiary guarantors (the "Guarantors") and U.S. Bank National Association, as trustee. The effective interest rate of the Senior Notes after giving effect to the discount and issuance costs is 7.8%.
The Indenture restricts the Company's and certain of its subsidiaries' ability to: (i) incur indebtedness; (ii) pay dividends or make other distributions in respect of, or repurchase or redeem, our capital stock ("restricted payments"); (iii) prepay, redeem or repurchase debt that is junior in right of payment to the notes; (iv) make loans and certain investments; (v) sell assets; (vi) incur liens; (vii) enter into transactions with affiliates; and (viii) consolidate, merge or sell all or substantially all of our assets. These covenants are subject to a number of important exceptions and qualifications. Specifically, limitations on restricted payments are only effective if one or more of the following occurred: (1) a default were to exist under the Indenture, (2) we could not satisfy a debt incurrence test, and (3) the aggregate amount of restricted payments were to exceed an amount tied to consolidated net income. These limitations, however, are subject to two exceptions: (1) an exception that permits the payment of up to $375.0 million in restricted payments, and (2) an exception that permits restricted payments regardless of dollar amount so long as, after giving pro forma effect to the dividends and other restricted payments, we would have had a leverage ratio, as defined under the Indenture, of less than or equal to 2.50 to 1.0. As a result of these exceptions, as of January 31, 2018, $176.7 million would have been free from the distribution restrictions related to the Senior Notes. However, as a result of the revolving credit facility distribution restrictions, which are further described below, we were restricted from making a distribution as of January 31, 2018. During any time when the Senior Notes are rated investment grade by either of Moody's Investors Service, Inc. or Standard & Poor's Ratings Services and no default (as defined in the Indenture) has occurred and is continuing, many of such covenants will be suspended and we will cease to be subject to such covenants during such period. Events of default under the Indenture include customary events, such as a cross-acceleration provision in the event that we fail to make payment of other indebtedness prior to the expiration of any applicable grace period or upon acceleration of indebtedness prior to its stated maturity date in an amount exceeding $25.0 million, as well as in the event a judgment is entered against us in excess of $25.0 million that is not discharged, bonded or insured.
As of January 31, 2018, we were not restricted from making up to $41.9 million in distributions related to repayments of the Senior Notes as a result of the revolving credit facility distribution restrictions, which are further described below.
Asset-backed Notes. During fiscal years 2018, 2017 and 2016, we securitized customer accounts receivables by transferring the receivables to various bankruptcy-remote VIEs. In turn, the VIEs issued asset-backed notes secured by the transferred customer accounts receivables and restricted cash held by the VIEs.
Under the terms of the respective securitization transactions, all cash collections and other cash proceeds of the customer receivables go first to the servicer and the holders of issued notes, and then to the residual equity holder. We retain the servicing of the securitized portfolios and receive a monthly fee of 4.75% (annualized) based on the outstanding balance of the securitized receivables. In addition, we, rather than the VIEs, retain all credit insurance income together with certain recoveries related to credit insurance and repair service agreements on charge-offs of the securitized receivables, which are reflected as a reduction to net charge-offs on a consolidated basis.
The asset-backed notes were offered and sold to qualified institutional buyers pursuant to the exemptions from registration provided by Rule 144A under the Securities Act. If an event of default were to occur under the indenture that governs the respective asset-backed notes, the payment of the outstanding amounts may be accelerated, in which event the cash proceeds of the receivables that otherwise might be released to the residual equity holder would instead be directed entirely toward repayment of the asset-backed notes, or if the receivables are liquidated, all liquidation proceeds could be directed solely to repayment of the asset-backed notes as governed by the respective terms of the asset-backed notes. The holders of the asset-backed notes have no recourse to assets outside of the VIEs. Events of default include, but are not limited to, failure to make required payments on the asset-backed notes or specified bankruptcy-related events.
The asset-backed notes consisted of the following:

Asset-Backed Notes	Original Principal Amount	Original Net Proceeds(1)	Issuance Date	Maturity Date	Contractual Interest Rate	Effective Interest Rate(2)
2016-B Class B Notes	111,960	108,586	10/6/2016	3/15/2019	7.34%	8.10%
2017-A Class A Notes	313,220	304,451	4/19/2017	7/15/2019	2.73%	5.13%
2017-A Class B Notes	106,270	103,300	4/19/2017	2/15/2020	5.11%	5.91%
2017-A Class C Notes	50,340	48,919	4/19/2017	10/15/2021	7.40%	8.01%
2017-B Class A Notes	361,400	358,945	12/20/2017	7/15/2020	2.73%	4.32%
2017-B Class B Notes	132,180	131,281	12/20/2017	4/15/2021	4.52%	5.46%
2017-B Class C Notes	78,640	77,843	12/20/2017	11/15/2022	5.95%	6.80%
Total	$1,154,010	$1,133,325

(1)	After giving effect to debt issuance costs and restricted cash held by the VIEs.

(2)	For the year ended January 31, 2018, and inclusive of the impact of changes in timing of actual and expected cash flows.
On May 15, 2017, the Company completed the redemption of its Series 2015-A Class B Notes (collectively, the "2015-A Redeemed Notes") at an aggregate redemption price of $114.1 million (which was equal to the entire outstanding principal of, plus accrued interest on, the 2015-A Redeemed Notes). The net funds used to call the notes was $78.8 million, which is equal to the redemption price less adjustments of $35.3 million for funds held in reserve and collection accounts in accordance with the terms of the applicable indenture governing the 2015-A Redeemed Notes. The net funds used to call the 2015-A Redeemed Notes of $78.8 million was transferred from the Guarantors to the Non-Guarantor Subsidiary in exchange for the underlying securities held as collateral on the 2015-A Redeemed Notes with carrying value of $126.3 million as of April 30, 2017. In connection with the early redemption of the 2015-A Redeemed Notes, we wrote-off $2.1 million of debt issuance costs.
On August 15, 2017, affiliates of the Company closed on a $79.9 million financing under a receivables warehouse financing transaction entered into on August 8, 2017 (the "Warehouse Financing"). The net proceeds of the Warehouse Financing were used to prepay in full the Series 2016-A Class B Notes and Class C Notes (collectively, the "2016-A Redeemed Notes"), which had been issued by Conn’s Receivables Funding 2016-A, LLC under a securitization transaction entered into on March 17, 2016, that were still outstanding as of August 15, 2017.
On August 15, 2017, the Company completed the redemption of the 2016-A Redeemed Notes at an aggregate redemption price of $102.9 million (which was equal to the entire outstanding principal of, plus accrued interest and the call premiums on, the 2016-A Redeemed Notes). The net funds used to call the notes was $78.6 million, which is equal to the redemption price less adjustments of $24.3 million for funds held in reserve and collection accounts in accordance with the terms of the applicable indenture governing the 2016-A Redeemed Notes. The difference between the net proceeds of the Warehouse Financing and the carrying value of the 2016-A Redeemed Notes at redemption was used to fund fees, expenses and a reserve account related to the Warehouse facility. In connection with the early redemption of the 2016-A Redeemed Notes, we wrote-off $0.5 million of debt issuance costs.

Revolving Credit Facility. On March 31, 2017, Conn's, Inc. and certain of its subsidiaries (the "Borrowers") entered into a Third Amendment (the "Third Amendment") to the Third Amended and Restated Loan and Security Agreement, dated as of October 30, 2015, with certain lenders, which provides for a $750.0 million asset-based revolving credit facility (the "revolving credit facility") under which credit availability is subject to a borrowing base. The revolving credit facility matures on October 30, 2019.
The Third Amendment, among other things, (a) extended the maturity date of the credit facility one year to October 30, 2019; (b) provided for a reduction in the aggregate commitments from $810 million to $750 million; (c) amended the minimum interest coverage ratio covenant to reduce the minimum interest coverage ratio to 1.25x as of the last day of each fiscal quarter beginning with the fiscal quarter ended January 31, 2018; (d) reduced the minimum cash recovery percentage on the contracts it owns and manages from 4.50% to 4.45% for the first nine months of each fiscal year, and from 4.25% to 4.20% for the last three months of each fiscal year; (e) amended the definition of “EBITDA” to, among other things, exclude the impact of non-cash asset write-offs relating to construction in process; (f) amended the definition of “Interest Expense” to exclude certain non-interest expenses; (g) amended various definitions and other related provisions to clarify the Company’s ability to undertake permitted securitization transactions; (h) increased the number of equity cures that may be exercised during the term of the agreement from one time to two times, and increased the maximum amount of each such cure from $10 million to $20 million; and (i) modified the calculations of “Tangible Net Worth” and “Interest Coverage Ratio” to deduct certain amounts attributable to the difference between a calculated loss reserve and the Company’s recorded loss reserve on its customer receivables.
Loans under the revolving credit facility bear interest, at our option, at a rate equal to LIBOR plus the applicable margin based on facility availability which specifies a margin ranging from 2.75% to 3.25% per annum (depending on quarterly average net availability under the borrowing base) or the alternate base rate plus a margin ranging from 1.75% to 2.25% per annum (depending on quarterly average net availability under the borrowing base). The alternate base rate is the greatest of the prime rate announced by Bank of America, N.A., the federal funds rate plus 0.5%, or LIBOR for a 30-day interest period plus 1.0%. We also pay an unused fee on the portion of the commitments that is available for future borrowings or letters of credit at a rate ranging from 0.25% to 0.75% per annum, depending on the average outstanding balance and letters of credit of the revolving credit facility in the immediately preceding quarter. The weighted-average interest rate on borrowings outstanding and including unused line fees under the revolving credit facility was 6.5% for fiscal year 2018.
The revolving credit facility provides funding based on a borrowing base calculation that includes customer accounts receivable and inventory, and provides for a $40.0 million sub-facility for letters of credit to support obligations incurred in the ordinary course of business. The obligations under the revolving credit facility are secured by substantially all assets of the Company, excluding the assets of the VIEs. As of January 31, 2018, we had immediately available borrowing capacity of $207.6 million under our revolving credit facility, net of standby letters of credit issued of $2.8 million. We also had $462.6 million that may become available under our revolving credit facility if we grow the balance of eligible customer receivables and total eligible inventory balances.
The revolving credit facility places restrictions on our ability to incur additional indebtedness, grant liens on assets, make distributions on equity interests, dispose of assets, make loans, pay other indebtedness, engage in mergers, and other matters. The revolving credit facility restricts our ability to make dividends and distributions unless no event of default exists and a liquidity test is satisfied. Subsidiaries of the Company may make dividends and distributions to the Company and other obligors under the revolving credit facility without restriction. As of January 31, 2018, we were not restricted from making up to $43.5 million in distributions related to repayments of the Senior Notes as a result of the revolving credit facility distribution restrictions, but were restricted from other distributions as a result of the revolving credit facility restrictions. The revolving credit facility contains customary default provisions, which, if triggered, could result in acceleration of all amounts outstanding under the revolving credit facility.
In connection with entering into the Third Amendment, we wrote-off $0.3 million of debt issuance costs for lenders that did not continue to participate. We also paid $2.8 million of debt issuance costs, recorded as other assets, which are amortized ratably over the remaining term of the revolving credit facility along with the unamortized debt issuance costs remaining on the revolving credit facility.
Debt Covenants. We were in compliance with our debt covenants, as amended, at January 31, 2018. A summary of the significant financial covenants that govern our revolving credit facility, as amended, compared to our actual compliance status at January 31, 2018 is presented below:

	Actual	Required Minimum/ Maximum
Interest Coverage Ratio must equal or exceed minimum	3.29:1.00	1.25:1.00
Leverage Ratio must not exceed maximum	2.46:1.00	4.00:1.00
ABS Excluded Leverage Ratio must not exceed maximum	1.09:1.00	2.00:1.00
Cash Recovery Percent must exceed stated amount	4.80%	4.20%
Capital Expenditures, net, must not exceed maximum	$9.8 million	$75.0 million

All capitalized terms in the above table are defined by the revolving credit facility, as amended, and may or may not agree directly to the financial statement captions in this document. The covenants are calculated quarterly, except for the Cash Recovery Percent, which is calculated monthly on a trailing three-month basis, and Capital Expenditures, which is calculated for a period of four consecutive fiscal quarters, as of the end of each fiscal quarter.